THE GEORGE PUTNAM FUND OF BOSTON

            Prospectus Supplement dated January 8, 1996 to the
            Class A, B and M Prospectus dated December 1, 1995

On January 5, 1996, the Trustees approved a proposal to increase the fees payable to Putnam Investment Management, Inc. ("Putnam Management"), under the fund's Management Contract. The proposed increase is subject to shareholder approval and will be submitted to shareholders at a meeting scheduled to be held on July 11, 1996. If approved at that meeting, management fees would thereafter be paid at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

As a result of the proposed change, the section "Expenses summary" on pages 4 and 5 of the prospectus is replaced with the following:

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses incurred based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

CLASS A                 CLASS B       CLASS M
 SHARES                 SHARES        SHARES
SHAREHOLDER TRANSACTION
EXPENSES

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)          5.75%        NONE*          3.50%*


Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase               sixth year, and
 price or redemption                eliminated
 proceeds)              NONE**      thereafter        NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                       Total fund
                 Management     12b-1       Other      operating
fees                   fees  expenses    expenses
                 ----------     -----    --------      ---------

Class A               0.58%     0.25%       0.28%          1.11%
Class B               0.58%     1.00%       0.28%          1.86%
Class M               0.58%     0.75%       0.28%          1.61%

                                                  (over, please)

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The annual management fees and total fund operating expenses shown in the table have been restated to reflect the proposed increase in the management fees payable to Putnam Management. Actual management fees and total fund operating expenses were 0.38% and 0.91%, respectively, for class A shares, and 0.38% and 1.66%, respectively, for class B shares. The 12b-1 fees for class M shares reflect the amount currently payable under the class M distribution plan. For class M shares, management fees and "Other expenses" are based on the corresponding expenses for class A shares.

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

    1                        3        5        10
  year                     years    years     years

CLASS A                     $68      $91      $115      $185
CLASS B                     $69      $88      $121      $198***
CLASS B (NO REDEMPTION)     $19      $58      $101      $198***
CLASS M                     $51      $84      $120      $220

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -
    Class A shares."

***      Reflects conversion of class B shares to class A shares
         (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."










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